UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2010

Clenergen Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-130286	20-2781289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bath House 8 Chapel Place London EC2A 3DQ United Kingdom	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 2077390028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment - Use of Terminology

Throughout this Form 8-K, the terms the “Company,” “we,” “us” and “our” refers to the registrant, Clenergen Corporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Our chief executive officer, Mark L.M. Quinn, was appointed executive chairman of our board of directors effective June 3, 2010.  In connection with such appointment, our chief operating officer, Tim J.E. Bowen, was named our chief executive officer and Arvind Pandalai, our non-executive chairman of our board of directors, became non-executive chairman of our wholly-owned subsidiary, Clenergen India Private Limited.  Mr. Pandalai had tendered his resignation as non-executive chairman of our Company in order to allow him to devote more attention to our operations in India, his native country.

We incorporate in this Form 8-K the information concerning Messrs. Quinn and Pandalai contained in Item 10 of our Annual Report on Form 10-K/A for the year ended October 31, 2009, filed with the Securities and Exchange Commission on April 12, 2010.  Neither of such individuals, nor any entity or person affiliated with either of them has or will have, since November 1, 2008 and through the date of this Current Report on Form 8-K, a direct or indirect material interest in a transaction involving our company where such transaction involved an amount exceeding $120,000.  We also incorporate in this Form 8-K the information concerning Mr. Bowen contained in Item 5.02 of our Current Report on Form 8-K (Date of Report: April 6, 2010), filed with the SEC on April 12, 2010.

There has been no change in our compensation arrangements with Messrs. Quinn, Pandalai and Bowen, although we intend to increase Mr. Bowen’s compensation once our operations can support such an increase in our operating expenses.  We have not fixed the potential amount of the increase in Mr. Bowen’s compensation as of the date of this Form 8-K.

Item 8.01	Other Events.

We issued a press release disclosing the change in positions of Arvind Pandalai, Mark L.M. Bowen and Tim J.E. Bowen, as noted in Item 5.02 of this Form 8-K, in a press release we disseminated on June 8th, 2010.  A copy of such press release has been made an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Exhibit Description
99.1	Press Release of Clenergen Corporation, dated June 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2010	Clenergen Corporation

	By:	/s/ Mark L.M. Quinn
Mark L.M. Quinn
Chairman of the Board of Directors